UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2010

AARON’S, INC.
(Exact name of registrant as specified in its charter)

Georgia	1-13941	58-0687630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

309 E. Paces Ferry Road, N.E. Atlanta, Georgia	30305-2377
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 231-0011

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 15, 2010, Earl Dolive, a member of the Board of Directors of Aaron’s, Inc (the “Company”), provided the Chairman of the Board with written notice of his resignation, effective as of July 15, 2010. Prior to his resignation, Mr. Dolive served on the Board’s Audit Committee.
In light of Mr. Dolive’s 33 years of dedicated and distinguished Board service and valuable contributions to the growth and development of the Company, Mr. Dolive will serve as Director Emeritus upon his resignation.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Letter of Resignation from Mr. Dolive, dated July 15, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AARON’S, INC.
	By:	/s/ Gilbert L. Danielson
Date: July 21, 2010		Gilbert L. Danielson
Executive Vice President and Chief Financial Officer

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